LLC MEMBERSHIP PURCHASE AGREEMENT

This LLC Membership Purchase Agreement ("Agreement") is made as of January __, 2015, by ANTONIO DEL HIERRO, BENJAMIN BINGHAM and DAVID H. LIEBERTHAL, individuals, having their principal address at 200 W. Sahara Avenue, Unit 407, Las Vegas, Nevada 89102, (collectively, "Sellers"), and PAZOO, INC., a corporation organized and existing under the laws of the State of Nevada, and having its principal place of business at 760 Route 10, Suite 203, Whippany, New Jersey 07981 ("Purchaser").

WHEREAS, Sellers and Purchaser are members of HARRIS LEE HOLDINGS, LLC, a Nevada limited liability company, ("the Company"); and

WHEREAS, Sellers and Purchaser formed the Company on July 23, 2014, for the purpose of engaging in the business of developing medical marijuana testing facilities outside the State of Nevada (the "Business"); and

WHEREAS, the Sellers own collectively forty-five half percent (45%) membership interest in the Company, and Purchaser owns a fifty-five percent (55%) membership interest in the Company, and

WHEREAS, Sellers desire to sell and Purchaser desires to purchase the remaining forty-five percent (45%) membership interest in the Company, after which Sellers would hold no membership interest in the Company, and Purchaser would hold a one hundred percent (100%) membership interest in the Company.

NOW THEREFORE, in consideration of the mutual promises, representations, warranties, and covenants contained herein, the parties hereto, hereby agree as follows:

Section 1. Purchase and Sale of Membership Interest.

1.1 Purchase and Sale. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase from Sellers, and Sellers agrees to sell to Purchaser, the remaining forty-five percent (45%) membership interest in the Company (the "Purchased Interest"), after which Sellers would hold no membership interest in the Company, and Purchaser would hold a one hundred percent (100%) membership interest in the Company.

1.2 Consideration. Subject to the terms and conditions of this Agreement and in reliance upon the representations, warranties and covenants of Company herein contained, and in full consideration of such sale, conveyance, transfer, assignment and delivery of the Purchased Interest to Purchaser, Purchaser agrees to deliver to the Sellers as and for full and final consideration for the Purchased Interest Four Hundred Fifty Thousand (450,000) shares of Series B Preferred Stock of the Purchaser (the "Purchase Price").

Section 2. Closing and Payment of Purchase Price

2.1 Closing. The closing ("Closing") with respect to the acquisition of the Purchased Interest under this Agreement and all other transactions contemplated hereby shall take place at 12 noon Eastern Daylight Time on, January 8, 2015 at the offices of Purchaser (or on such later time and date or place as the parties may agree).

2.2 Payment of Purchase Price. At the Closing, the Purchaser shall deliver to each Seller One Hundred and Fifty Thousand (150,000) shares of Series B Preferred Stock of the Purchaser.

Section 3. Warranties and Representations by Sellers. The Company hereby represents warrants and agrees as of the date hereof and as of the date of the Closing as follows:

3.1 Organization and Qualification of Company. The Company is duly organized, validly existing and in good standing under the laws of the state of Nevada. The Company has all requisite power and authority to own or lease all of its properties and assets and to conduct its business in the manner and in the places where such properties are owned or leased or such business is now conducted by it.

3.2 Authority of Company and the Sellers. This Agreement and each of the agreements and other documents and instruments delivered or to be delivered to Purchaser pursuant to or in contemplation of this Agreement will constitute, when so delivered, the valid and binding obligations of the Company and shall be enforceable in accordance with their respective terms. The execution, delivery and performance of this Agreement and each of the agreements and other documents and instruments delivered or to be delivered to Purchaser or the Company have been duly authorized by all necessary action of the Company, and are within Company's powers. The execution, delivery and performance of any such agreement, document or instrument by the Company and the execution, delivery and performance of this Agreement or any other agreement, document or instrument by the Company, will not, with the passage of time or the giving of notice or both:

- result in a breach of or constitute a default or result in any right of termination or other effect adverse to the Company under any indenture or loan or credit agreement of any of the Company, or any other agreement, lease or instrument to which the Company is a party or by which the property of the Company is bound or affected;

- result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance or claim of any nature whatsoever on the Purchased Interest or any property or assets now owned, leased or used by the Company;

- result in a violation of or default under any law, rule, or regulation, or any order, writ, judgment, injunction, decree, determination, award, now in effect having applicability to the Sellers or the Purchased Stock;

- violate any provisions of the Certificate of Formation, Limited Liability Company Operating Agreement or By-Laws of the Company, or

- require any approval, consent or waiver of, or filing with, any entity, private or governmental.

3.3 Subsidiaries and Investments. The Company has no subsidiaries and does not own any securities of or other interests or interests in, any firm, corporation, partnership, joint venture, trust, association, estate, joint stock company, organization, enterprise or entity, except temporary investments in the ordinary course of business.

3.4 Patents, Trade Names, Trademarks and Copyrights. The Company has no patents, patent applications, trade names, registered or common law trademarks, trademark applications and copyrights owned by or licensed to it.

Section 4. Warranties and Representations by Purchaser. As of the date hereof and as of the date of the Closing, Purchaser represents and warrants as follows:

4.1 Organization and Qualification of Purchaser. Purchaser is duly organized, validly existing and in good standing under the laws of the state of Nevada. Purchaser has full corporate power and authority to own or lease all of its properties and assets and to conduct its business in the manner and in the places where such properties are owned and leased or such business is now conducted by it.

4.2 Authority of Purchaser. This Agreement and each of the agreements and other documents and instruments delivered or to be delivered by Purchaser pursuant to or in contemplation of this

Agreement will constitute, when so delivered, the valid and binding obligation of Purchaser and shall be enforceable in accordance with their respective terms. The execution, delivery and performance of this Agreement and each such agreement, document and instrument has been duly authorized by all necessary corporate action of Purchaser and is within Purchaser's corporate powers. The execution, delivery and performance of any such agreement, document or instrument by Purchaser and the execution, delivery and performance of this Agreement or any other agreement, document or instrument by the Purchaser does not and will not with the passage of time or the giving of notice or both:

result in a breach of or constitute a default under any indenture or loan or credit agreement or under any agreement of the Purchaser, or any other material agreement, lease or instrument to which Purchaser is a party or by which the property of Purchaser is bound or affected;

- result in a breach of or constitute a default or result in any right of termination or other effect adverse to the Company under any indenture or loan or credit agreement of any of the Company, or any other agreement, lease or instrument to which the Company is a party or by which the property of the Company is bound or affected;

- result in a violation of or default under any law, rule, or regulation, or any order, writ, judgment, injunction, decree, determination, award, indenture, material agreement, lease or instrument now in effect having applicability to Purchaser;

- violate any provisions of the Certificate of Incorporation or Bylaws of Purchaser; or

- require any approval, consent or waiver of, or filing with, any entity, private or governmental, which has not been obtained.

4.3 Governmental Approvals. All requisite consents, authorizations, licenses, permits, orders, certificates and approvals of all third parties and/or governmental agencies, including without limitation any governmental agency or authority of the United States, or other jurisdiction whose approval is necessary for Purchaser to consummate the transactions contemplated by this Agreement have been obtained.

4.4 Disclosure. No representation or warranty in this Section 4, and no statement contained elsewhere in this Agreement or in any schedule, exhibit, certificate or other document furnished or to be furnished by Purchaser to Sellers pursuant hereto or in connection with the transactions contemplated under this Agreement contains any untrue statement of a material fact or omits or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

4.5 Acknowledgement of Disclaimer of Profits. Purchaser expressly acknowledges and agrees that neither the Sellers nor the Company have made any representation or warranty with respect to the future profitability or financial prospects of the Company after the Closing Date.

Section 5. Indemnification

5.1 Indemnification by the Sellers. The Company hereby agrees, to defend, indemnify and hold Purchaser, the Company and their respective officers, directors, shareholders, employees, agents, attorneys and representatives, harmless from and against any damages, liabilities, losses and expenses (including, without limitation, reasonable attorneys' fees) which may be sustained or suffered by Purchaser arising out of, based upon, or by reason of a breach of any representation or warranty, or a failure to perform any agreement or covenant made by the Company in this Agreement.

5.2 Indemnification by the Purchaser. The Purchaser hereby agrees to defend, indemnify and hold the Company and its respective employees, agents, attorneys, and representatives, harmless from and against any damages, liabilities, losses and expenses (including, without limitation, reasonable attorneys' fees) which may be sustained or suffered by the Company arising out of, based upon, or by reason of a breach of any representation or warranty, or a failure to perform any agreement or covenant, made by the

Purchaser in this Agreement.

Section 6. Additional Terms

6.1 **Section Headings.** The Section and paragraph headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect provisions thereof.

6.2 **Waiver.** Neither the failure nor any delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, or of any other right, power or remedy or preclude any further or other exercise thereof, or the exercise of any other right, power or remedy.

6.3 **Governing Law**. This Agreement shall be governed by and construed in accordance with the laws of the state of Nevada.

6.4 **Entire Agreement.** This Agreement contains the entire agreement between the parties hereto with respect to the transaction contemplated herein and shall not be modified or amended except by an instrument in writing signed by the parties hereto.

6.5 **Severability.** The invalidity or unenforceability of any particular provision of this Agreement shall not affect any other provisions hereof, and this Agreement shall be construed in all other respects as if such invalid and unenforceable provisions were omitted.

6.6 **Counterparts.** This Agreement may be signed in any number of counterparts each of which shall be deemed to be an original and all of which together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, this LLC Membership Purchase Agreement has been duly executed and delivered by the parties hereto as of the date first above written.

[SELLERS]

ANTONIO DEL HIERRO
HARRIS LEE, LLC

DAVID H. LIEBERTHAL
HARRIS LEE, LLC

BENJAMIN BINGHAM
HARRIS LEE, LLC

[BUYER]

STEVE BASLOE
PAZOO, INC

DAVID CUNIC
PAZOO, INC